SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

SAVVIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 16, 2005, the Board of Directors of SAVVIS Communications Corporation (the “Company”) approved a change to the fees payable to members of its Board of Directors who are not employees of the Company and are not affiliated with one of the Company’s principal stockholders. The adjusted fee structure was effective February 16, 2005. The current and adjusted fee structures are as follows:

	Current	Adjusted
Annual Retainer	$10,000	$15,000
Chairman of Standing Committee	—	$5,000
Attendance at each Meeting of the Board of Directors (in person)	$1,500	$1,500
Attendance at each Meeting of the Board of Directors (by telephone)	$750	$1,500
Attendance at each Committee Meeting (in person)	$750	$1,000
Attendance at each Committee Meeting (by telephone)	$250	$1,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS COMMUNICATIONS CORPORATION

Date: February 23, 2005	By:	/s/ JEFFREY H. VON DEYLEN
	Name:	Jeffrey H. Von Deylen
	Title:	Chief Financial Officer